REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ® eLoyalty Q1 2010 Earnings Webinar May 5, 2010 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
®

Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 26, 2009, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

® Agenda Q1 Overview Q2 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
®
Q1 Overview

We had a mixed performance in Q1
Disappointing Q1 financial results due to a very weak quarter in our ICS Business Unit
Significant positives include
–
$28m of Managed Services Bookings
–
16% sequential Backlog
2
growth
–
~75% year/year Behavioral Analytics
TM
Service Subscriptions
growth

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
ICS Review
Factors Impacting Q1 Performance
–
Numerous project delays causing a significant sequential decline in ICS Consulting revenues
–
Several cancellations of Managed Services contracts received in
Q4
Significantly Improved Q2 Outlook
–
Booked ~$20m of new Managed Services contracts in Q1
–
Reduced headcount by 19 employees early in Q2
–
Closed numerous ICS projects late in Q1/early in Q2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
Q1 Income Statement Commentary
15% sequential decrease in Services revenues
–
7% sequential decrease in Managed Services revenues
13% sequential decrease in ICS Managed Services revenues
–
Cancellation of two significant ICS contracts
–
37% sequential decrease in Consulting revenues
29% sequential decrease in ICS Consulting revenues
–
Project delays and lengthy sales cycles
57% decline in CRM Consulting revenues
–
Large project completed at the end of Q4
Adjusted Earnings
1
were ($2.0m)
–
$2.3m sequential decrease
Significantly lower ICS BU profitability
Lower G&A expense

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
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Backlog Review
Metric
Q1               Sequential
2010 Change
Year/Year Change
Behavioral
Analytics™
$63.9m 1% 7%
ICS $37.7m 53% 37%
Total
Backlog²
$101.6m 16% 17%
Q1 Managed Services Backlog
2
Factors Impacting Q1 Backlog
2
- Signed ~$8m of Behavioral Analytics
TM
Service contracts in Q1
- Signed ~$20m of ICS Managed Services contracts in Q1

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
Other Key Metrics
Total Cash balance decreased $2.4m in Q1 to $30.3m
–
Unfavorable cash impact
–
$2.0m Adjusted Earnings
1
loss
–
$5.2m increase in Prepaid expenses
–
$1.1m of capital expenditures and capital lease payments
–
Favorable cash impact
–
$6.6m increase in Unearned Revenue
DSO increased 1 day to 36 days
Ending Headcount of 403 employees…down from 431 employees at the end of Q4, 2009

® Agenda Q1 Overview Q2 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation
Q2 2010 Guidance
Q2 Services Revenue Guidance is $17.5m
We expect a significant improvement in our P&L performance
in Q2 due to ICS cost reduction actions and improving
revenues
Building on our strong Q1 Bookings performance, our Managed
Services pipelines remain robust

® Agenda Q1 Overview Q2 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation

Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ ®
eLoyalty Confidential and Restricted © 2010 eLoyalty Corporation

Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted
Earnings provide investors with a better understanding of the results of eLoyalty’s operations. Management believes that Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts.  The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional, extension periods.  Anticipated volumes may be greater or less than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts.  The reported backlog is expected to be recognized as follows: $34.6m in 2010; $32.2m in 2011; $22.0m in 2012; $12.8m in 2013 and
thereafter.